Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies
Commitments and Contingencies

22. Commitments and Contingencies

Lease contract

In December 2021, the Company entered into a lease contract for laboratory and office space in Utrecht with a commencement date in February 2023. The lease agreement has an end date on March 31, 2026 and includes cancellation provisions. The total lease commitment under the agreement amounts to $1.7 million.

Legal proceedings

From time to time, the Company is involved in legal proceedings and adjudications generally incidental to its normal business activities, none of which has had, individually or in the aggregate, a material adverse impact on the Company. The Company accrues for loss contingencies when a present obligation (legal or constructive) has arisen as a result of a past event, payment is probable, and the amount can be estimated reliably. These estimates are based on an analysis made by internal and external legal counsel considering information known at the time. Legal costs in connection with loss contingencies are expensed as incurred. The Company believes that the resolution of any current legal matters will not have a material adverse impact on its financial position or results of operations.

Contingent liabilities

In January 2017, we entered into VUmc Agreement, as amended. Under the VUmc Agreement, VUmc granted us an exclusive, although non-exclusive with respect to certain intangible know-how, worldwide, sublicensable license under certain patent rights and know-how owned by VUmc, effectively including research and other services provided in collaboration by VUmc since 2017 to develop, make, and sell licensed products. VUmc retains the right to use the patent rights and know-how for solely non-commercial research and educational purposes, but it may not conduct such work with respect to any product that is directed to a specified target for a specified time period.

We are obligated to pay VUmc sub to low single-digit tiered royalties on net sales of products covered by claims included in the assigned patent rights. Royalties are payable on a country-by-country basis for a royalty term that expires upon the expiration of the last valid claim in the assigned patent rights in such country that would be infringed by the use, manufacture, or sale of a product in such country in the absence of us having rights to such patent right. In connection with our IPO, we issued to VUmc 235,664 of our common share and paid $0.3 million in cash. On each of the first and second anniversary of our IPO, we are required to pay $4.7 million. Such payment shall be made in cash or common shares, at the election of the Company, valued using the closing price of common shares on the date two trading days prior to the respective anniversary of our IPO. In 2022, the Company issued 491,352 common shares to VUmc representing 50% of the payable in accordance with the VUmc agreement for the first anniversary payment. The final payment is due at the second anniversary of our IPO in March 2023. The Company and VUmc have been collaborating since 2017 and VUmc makes available certain employees to the Company who perform research activities for the benefit of the Company. In accordance with IFRS, these obligations are reflected in the accompanying consolidated statements of financial position.